EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Recruiter.com Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Judy Krandel, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judy Krandel
Judy Krandel
Chief Financial Officer
(Principal Financial Officer)

Dated: November 14, 2022